UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-9299

Name of Fund:  Merrill Lynch Disciplined Equity Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Disciplined Equity Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 05/31/03

Date of reporting period: 06/01/02 - 05/31/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
May 31, 2003


Merrill Lynch
Disciplined
Equity Fund, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other informationherein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and
(3) on the Securities and Exchange Commission's website at http://www.sec.gov.



Merrill Lynch Disciplined Equity Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.



Worldwide
Investments
As of 5/31/03
(unaudited)

                                        Percent of
Ten Largest Equity Holdings             Net Assets

ExxonMobil Corporation                      3.0%
Microsoft Corporation                       2.9
Wal-Mart Stores, Inc.                       2.9
The Procter & Gamble Company                2.9
Bank of America Corporation                 2.8
Citigroup Inc.                              2.5
Pfizer Inc.                                 2.3
Merck & Co., Inc.                           2.2
Johnson & Johnson                           2.2
Fannie Mae                                  2.2


                                        Percent of
Geographic Allocation                  Net Assets++

United States                              95.5%
Canada                                      1.0

++Total may not equal 100%.


                                        Percent of
Five Largest Industries*                Net Assets

Commercial Banks                            9.4%
Thrifts & Mortgage Finance                  8.2
Pharmaceuticals                             7.3
Household Durables                          6.1
Oil & Gas                                   6.1

*For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.




Merrill Lynch Disciplined Equity Fund, Inc., May 31, 2003


DEAR SHAREHOLDER


Effective April 14, 2003, the share class names for the Merrill Lynch family of mutual funds were changed to be consistent with the standard share classes of most other mutual fund families. As of that date, all Class A Shares were redesignated Class I Shares. At the same time, Class D Shares were redesignated Class A Shares. There are no changes to the Class B or Class C share class labels. Trading symbols have not changed nor have current eligibility rules or pricing structures. This redesignation of share classes does not impact your investment in any way.


Investment Environment
It has been a year of intense volatility in the equity market, punctuated by extreme pessimism at market lows in July and October 2002 and bullishness at the sharp rallies of approximately 21% that followed each bottom. Markets again fell in December 2002 through early March 2003, as retail investors continued to pull money out of stocks and sought safe havens in bonds and money market funds. Another dramatic turn came in mid March, producing a market rally in excess of 20% by the close of the Fund's fiscal year.

Although the economic news remains mixed, conditions have improved since the end of 2002. We have seen a quick resolution to the conflict in Iraq accompanied by falling oil prices. Record low interest rates and the Federal tax cut will help strengthen consumer firepower. Investor sentiment has improved, with high yield bond spreads (an indicator of risk aversion in the market) narrowing significantly. We are seeing the beginnings of flows into equity funds, which we expect should help maintain healthy market levels.

Despite the positive developments, some areas of concern remain. These include weak retail sales, little improvement in unemployment, lackluster growth in gross domestic product (GDP) and, more recently, an increasing number of corporate directors selling shares in their own companies. Valuation levels are no longer inexpensive, with price/earnings multiples ahead of historical averages by the close of the period.


Fiscal Year in Review
For the 12 months ended May 31, 2003, the Fund's Class A, Class B, Class C and Class I Shares had total returns of -12.93%, -13.58%, -13.58% and -12.73%, respectively. The Fund underperformed the -8.06% return of its benchmark, the unmanaged Standard & Poor's 500 (S&P 500 R) Index. The Fund's peer group, the Lipper Large Cap Core Funds, had a -10.11% average return for the same 12-month period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.)

While our defensive stock and sector allocation helped performance from June to September 2002, it caused the Fund to lag the benchmark considerably during the equity market rally in October and November. In the health care sector, our emphasis on hospitals (historically a reliable safe haven) and HMOs suffered average losses of about 30%.

Since our semi-annual report to shareholders dated November 30, 2002, the Fund outperformed its benchmark and recovered some lost ground. For the six months ended May 31, 2003, the Fund's Class A, Class B, Class C and Class I Shares had total returns of +5.07%, +4.54%, +4.68% and +5.15%, respectively, outperforming the +3.87% return of the S&P 500 Index, and the +2.91% average return of the Lipper Large Cap Core Funds.

The Fund benefited from its overweight position in financial services, especially those companies focused on consumer lending, such as credit card leader Capital One Financial Corporation and mortgage lender Countrywide Credit Industries, Inc. Other strong performers included post-secondary education names Apollo Group, Inc., Corinthian Colleges, Inc. and Career Education Corporation, which have not been as sensitive to economic conditions and have benefited from strong enrollment growth. In the consumer space, our top performers were homebuilders Lennar Corporation and The Ryland Group, Inc., which posted impressive earnings gains as a result of positive demographic trends and share taking from local builders. In health care, our investments in medical devices, including our positions in St. Jude Medical, Inc. (cardiac rhythm management systems) and Zimmer Holdings, Inc. (orthopedic devices), performed well. In the technology area, performance was hurt by our underweight position in semiconductors and communication equipment.


Portfolio Matters
Our core philosophy is to identify companies that we believe are growing earnings and offer the potential for upside earnings surprises, low valuation ratios and a demonstrated ability to outperform the market. Generally, these are companies with healthy business models, leading brands and an ability to exert pricing power and/or gain market share over their peers. In an environment characterized by volatile markets and slowly improving but choppy economic conditions, we are focused on investing in companies that we believe have the potential to grow earnings in a difficult environment.

Our largest overweight relative to the benchmark is the financial services sector, where we hold a mix of both defensive companies, such as student loan provider SLM Corporation, and market-sensitive names, including brokers Morgan Stanley and The Bear Stearns Companies Inc. We added to the latter group in recent months, as these companies are beginning to post earnings gains because of increased trading volume, improved derivative revenue and a healthier stock market. We believe investors will continue to shift assets into equities as they search for yields higher than those offered by money market accounts. We also continue to overweight mortgage lenders Countrywide, Washington Mutual, Inc. and Fannie Mae based on our belief that interest rates will remain low, thereby sustaining the boom in home loan growth.

We remain overweight relative to the benchmark in homebuilders, which are benefiting from favorable demographic trends and low interest rates, showing excellent earnings growth and still trading at reasonable valuations. We expect the structural supply shortages affecting desirable communities in the country to continue, which will help homebuilder earnings going forward. We also remain overweight in post-secondary education, for example, Apollo Group, Inc., which is benefiting from strong secular growth, and in discount retailers such as Kohl's Corporation and Wal-Mart Stores, Inc., as they continue to gain market share from mall stores and exhibit strong earnings momentum.

We took profits in technology during December 2002, following the strong rally in October and November. Although we added to a number of our technology positions since then, we remain underweight relative to the S&P 500 Index overall. Our largest technology positions include steady growers, such as Dell Computer Corporation, Hewlett-Packard Company and Microsoft Corporation. We believe the valuations of most of the large cap names are stretched and earnings visibility is lacking. Surveys of chief information technology officers show a continued decline in technology spending for the year, and pricing pressure is offsetting any volume gains. If the economy accelerates in the second half of the year, we believe our high-beta financial names should benefit just as much as technology in addition to trading at much lower price/earnings multiples.

We also are underweight in large cap pharmaceuticals because of a challenging regulatory environment, patent expirations and increasing generic competition, which may pose a threat to future revenue streams. We prefer medical device companies, such as Boston Scientific Corporation, St. Jude and Zimmer.


In Conclusion
We thank you for your investment in Merrill Lynch Disciplined Equity Fund, Inc., and we look forward to reviewing our investment strategy with you again in our next report to shareholders.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Andrea Mitroff)
Andrea Mitroff
Vice President and
Portfolio Manager



June 16, 2003



Merrill Lynch Disciplined Equity Fund, Inc., May 31, 2003


PERFORMANCE DATA


About Fund Performance


Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares.
Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Total Return
Based on a
$10,000
Investment


A line graph illustrating the growth of a $10,000 investment in ML Discipline Equity Fund, Inc.++ Class A and Class C Shares* compared to a similar investment in S&P 500 Index++++. Values illustrated are as follows:


ML Discipline Equity Fund, Inc.++
Class A Shares*


Date                              Value

6/25/1999**                     $ 9,475.00
May 2000                        $10,006.00
May 2001                        $10,309.00
May 2002                        $ 9,119.00
May 2003                        $ 7,940.00


ML Discipline Equity Fund, Inc.++
Class C Shares*


Date                              Value

6/25/1999**                     $10,000.00
May 2000                        $10,480.00
May 2001                        $10,720.00
May 2002                        $ 9,402.00
May 2003                        $ 8,126.00


S&P 500 Index++++

Date                              Value

6/25/1999**                     $10,000.00
May 2000                        $10,926.00
May 2001                        $ 9,773.00
May 2002                        $ 8,420.00
May 2003                        $ 7,741.00



A line graph illustrating the growth of a $10,000 investment in ML Discipline Equity Fund, Inc.++ Class B and Class I Shares* compared to a similar investment in S&P 500 Index++++. Values illustrated are as follows:


ML Discipline Equity Fund, Inc.++
Class B Shares*


Date                              Value

6/25/1999**                     $10,000.00
May 2000                        $10,490.00
May 2001                        $10,720.00
May 2002                        $ 9,402.00
May 2003                        $ 7,890.00


ML Discipline Equity Fund, Inc.++
Class I Shares*


Date                              Value

6/25/1999**                     $ 9,475.00
May 2000                        $10,034.00
May 2001                        $10,366.00
May 2002                        $ 9,186.00
May 2003                        $ 8,017.00


S&P 500 Index++++


Date                              Value

6/25/1999**                     $10,000.00
May 2000                        $10,926.00
May 2001                        $ 9,773.00
May 2002                        $ 8,420.00
May 2003                        $ 7,741.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++ML Disciplined Equity Fund, Inc. invests primarily in income-producing common stocks with a focus on companies likely to experience earnings growth over time.
++++This unmanaged broad-based Index measures the performance of common stocks.


Average Annual
Total Return



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 5/31/03                    -12.93%        -17.50%
Inception (6/25/99) through 5/31/03       - 4.39         - 5.69

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 5/31/03                    -13.58%        -17.03%
Inception (6/25/99) through 5/31/03       - 5.14         - 5.84

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 5/31/03                    -13.58%        -14.44%
Inception (6/25/99) through 5/31/03       - 5.14         - 5.14

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 5/31/03                    -12.73%        -17.31%
Inception (6/25/99) through 5/31/03       - 4.16         - 5.46

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Disciplined Equity Fund, Inc., May 31, 2003


PERFORMANCE DATA (concluded)


Recent
Performance
Results*

                                                      6-Month          12-Month    Since Inception
As of May 31, 2003                                  Total Return     Total Return    Total Return
ML Disciplined Equity Fund, Inc. Class A Shares         +5.07%          -12.93%         -16.20%
ML Disciplined Equity Fund, Inc. Class B Shares         +4.54           -13.58          -18.75
ML Disciplined Equity Fund, Inc. Class C Shares         +4.68           -13.58          -18.74
ML Disciplined Equity Fund, Inc. Class I Shares         +5.15           -12.73          -15.39
Standard & Poor's 500 Index**                           +3.87           - 8.06          -22.59

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund commenced operations on 6/25/99.
**This unmanaged broad-based Index is comprised of common stocks.
Since inception total return is from 6/25/99.



SCHEDULE OF INVESTMENTS                                                                                   (in U.S. dollars)

                                 Shares                                                                          Percent of
COUNTRY    Industry*              Held                      Common Stocks                                Value   Net Assets
Canada     Oil & Gas              10,000  EnCana Corp.                                                 $    366,500    1.0%

                                          Total Common Stocks in Canada                                     366,500     1.0


United     Aerospace & Defense     3,000  United Technologies Corporation                                   204,750     0.5
States                            16,000  ++Veridian Corporation                                            415,200     1.1
                                                                                                       ------------  ------
                                                                                                            619,950     1.6

           Beverages               3,700  Anheuser-Busch Companies, Inc.                                    194,731     0.5
                                   7,000  The Coca-Cola Company                                             318,990     0.9
                                  10,000  Coca-Cola Enterprises Inc.                                        187,500     0.5
                                                                                                       ------------  ------
                                                                                                            701,221     1.9

           Biotechnology           4,000  ++Amgen Inc.                                                      258,840     0.7

           Capital Markets         3,100  The Bear Stearns Companies Inc.                                   239,537     0.7
                                   1,400  The Goldman Sachs Group, Inc.                                     114,100     0.3
                                   1,100  Lehman Brothers Holdings, Inc.                                     78,793     0.2
                                   6,600  Morgan Stanley                                                    301,950     0.8
                                                                                                       ------------  ------
                                                                                                            734,380     2.0

           Chemicals               4,500  E.I. du Pont de Nemours and Company                               189,630     0.5
                                   4,000  Praxair, Inc.                                                     239,960     0.7
                                                                                                       ------------  ------
                                                                                                            429,590     1.2

           Commercial Banks       14,000  Bank of America Corporation                                     1,038,800     2.8
                                   8,800  National City Corporation                                         297,616     0.8
                                   7,200  SouthTrust Corporation                                            206,856     0.5
                                  26,300  U.S. Bancorp                                                      623,310     1.7
                                  14,100  Wachovia Corporation                                              566,538     1.5
                                  16,000  Wells Fargo & Co.                                                 772,800     2.1
                                                                                                       ------------  ------
                                                                                                          3,505,920     9.4

           Commercial Services &   3,000  ++Apollo Group, Inc. (Class A)                                    175,260     0.5
           Supplies                7,200  ++Career Education Corporation                                    442,152     1.2
                                   6,000  ++Corinthian Colleges, Inc.                                       282,240     0.7
                                                                                                       ------------  ------
                                                                                                            899,652     2.4

           Communications          4,000  ++Avocent Corporation                                             118,240     0.3
           Equipment              21,700  ++Cisco Systems, Inc.                                             353,276     0.9
                                  20,000  ++Polycom, Inc.                                                   254,400     0.7
                                   5,000  QUALCOMM Inc.                                                     167,900     0.5
                                                                                                       ------------  ------
                                                                                                            893,816     2.4

           Computers &            10,000  ++Dell Computer Corporation                                       312,900     0.8
           Peripherals            20,000  Hewlett-Packard Company                                           390,000     1.1
                                   5,000  International Business Machines Corporation                       440,200     1.2
                                  15,000  ++Western Digital Corporation                                     187,800     0.5
                                                                                                       ------------  ------
                                                                                                          1,330,900     3.6

           Consumer Finance        7,000  American Express Company                                          291,620     0.8
                                   8,000  Capital One Financial Corporation                                 385,360     1.0
                                   5,500  MBNA Corporation                                                  110,275     0.3
                                   1,500  SLM Corporation                                                   180,000     0.5
                                                                                                       ------------  ------
                                                                                                            967,255     2.6

           Diversified            23,000  Citigroup Inc.                                                    943,460     2.5
           Financial Services      8,700  J.P. Morgan Chase & Co.                                           285,882     0.8
                                                                                                       ------------  ------
                                                                                                          1,229,342     3.3

           Diversified             4,500  ALLTEL Corporation                                                215,460     0.6
           Telecommunication      10,000  SBC Communications Inc.                                           254,600     0.7
           Services               11,000  Verizon Communications                                            416,350     1.1
                                                                                                       ------------  ------
                                                                                                            886,410     2.4

           Electric Utilities      5,200  Dominion Resources, Inc.                                          327,600     0.9
                                   5,600  Entergy Corporation                                               289,464     0.8
                                   4,400  FPL Group, Inc.                                                   292,468     0.8
                                   7,300  The Southern Company                                              229,804     0.6
                                                                                                       ------------  ------
                                                                                                          1,139,336     3.1

           Food & Staples         20,600  Wal-Mart Stores, Inc.                                           1,083,766     2.9
           Retailing

           Food Products           3,000  ++Dean Foods Company                                              137,250     0.4
                                   9,000  Fresh Del Monte Produce Inc.                                      187,020     0.5
                                                                                                       ------------  ------
                                                                                                            324,270     0.9

           Health Care             6,600  ++Boston Scientific Corporation                                   343,860     0.9
           Equipment &             4,500  ++St. Jude Medical, Inc.                                          252,450     0.7
           Supplies                3,000  Stryker Corporation                                               202,020     0.6
                                   4,400  ++Zimmer Holdings, Inc.                                           197,384     0.5
                                                                                                       ------------  ------
                                                                                                            995,714     2.7

           Health Care             6,000  HCA Inc.                                                          198,000     0.5
           Providers &             2,600  UnitedHealth Group Incorporated                                   249,444     0.7
           Services                                                                                    ------------  ------
                                                                                                            447,444     1.2




Merrill Lynch Disciplined Equity Fund, Inc., May 31, 2003


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in U.S. dollars)

                              Shares Held/                                                                       Percent of
COUNTRY    Industry*      Beneficial Interest               Common Stocks                                Value   Net Assets
United     Hotels, Restaurants     5,600  Applebee's International, Inc.                               $    171,864    0.5%
States     & Leisure
(concluded)

           Household Durables      2,000  The Black & Decker Corporation                                     86,620     0.2
                                   4,000  Centex Corporation                                                310,520     0.9
                                   7,800  Lennar Corporation                                                522,990     1.4
                                   1,100  ++NVR, Inc.                                                       448,525     1.2
                                   6,800  Newell Rubbermaid Inc.                                            193,800     0.5
                                  11,000  The Ryland Group, Inc.                                            716,100     1.9
                                                                                                       ------------  ------
                                                                                                          2,278,555     6.1

           Household Products     11,800  The Procter & Gamble Company                                    1,083,476     2.9

           Industrial              4,500  3M Co.                                                            569,115     1.5
           Conglomerates          23,000  General Electric Company                                          660,100     1.8
                                                                                                       ------------  ------
                                                                                                          1,229,215     3.3

           Insurance               4,500  Ambac Financial Group, Inc.                                       300,195     0.8
                                   2,000  American International Group, Inc.                                115,760     0.3
                                   1,300  The Progressive Corporation                                        93,600     0.3
                                  10,500  Willis Group Holdings Limited                                     332,010     0.9
                                                                                                       ------------  ------
                                                                                                            841,565     2.3

           Internet & Catalog      2,500  ++eBay Inc.                                                       254,275     0.7
           Retail

           Machinery               2,500  Eaton Corporation                                                 209,825     0.6

           Media                  13,000  ++AOL Time Warner Inc.                                            197,860     0.5
                                   2,588  ++Comcast Corporation (Class A)                                    77,925     0.2
                                   3,200  ++Fox Entertainment Group, Inc. (Class A)                          89,952     0.2
                                   1,200  Gannett Co., Inc.                                                  94,800     0.3
                                   2,000  The McClatchy Company (Class A)                                   120,160     0.3
                                   8,000  ++Viacom, Inc. (Class B)                                          364,160     1.0
                                                                                                       ------------  ------
                                                                                                            944,857     2.5

           Multiline Retail        8,800  ++Kohl's Corporation                                              460,680     1.2

           Oil & Gas               9,000  Devon Energy Corporation                                          468,000     1.3
                                  31,000  ExxonMobil Corporation                                          1,128,400     3.0
                                   9,000  Occidental Petroleum Corporation                                  303,660     0.8
                                                                                                       ------------  ------
                                                                                                          1,900,060     5.1

           Pharmaceuticals         4,300  ++Forest Laboratories, Inc.                                       217,150     0.6
                                  15,000  Johnson & Johnson                                                 815,250     2.2
                                  15,000  Merck & Co., Inc.                                                 833,700     2.2
                                  27,000  Pfizer Inc.                                                       837,540     2.3
                                                                                                       ------------  ------
                                                                                                          2,703,640     7.3

           Semiconductors &        6,000  Intel Corporation                                                 125,040     0.3
           Semiconductor
           Equipment

           Software                1,000  ++Electronic Arts Inc.                                             68,560     0.2
                                   6,000  ++Mercury Interactive Corporation                                 235,860     0.6
                                  44,200  Microsoft Corporation                                           1,087,762     2.9
                                                                                                       ------------  ------
                                                                                                          1,392,182     3.7

           Specialty Retail        3,600  ++Bed, Bath & Beyond Inc.                                         150,624     0.4
                                   4,000  ++Chico's FAS, Inc.                                                85,600     0.3
                                   9,000  Lowe's Companies, Inc.                                            380,340     1.0
                                   5,000  ++Pacific Sunwear of California, Inc.                             112,300     0.3
                                   9,000  Ross Stores, Inc.                                                 379,890     1.0
                                  11,800  ++Staples, Inc.                                                   228,802     0.6
                                   8,000  The TJX Companies, Inc.                                           145,600     0.4
                                                                                                       ------------  ------
                                                                                                          1,483,156     4.0

           Textiles, Apparel &    10,000  Liz Claiborne, Inc.                                               338,900     0.9
           Luxury Goods            4,000  ++Reebok International Ltd.                                       126,800     0.3
                                                                                                       ------------  ------
                                                                                                            465,700     1.2

           Thrifts & Mortgage      6,000  Countrywide Credit Industries, Inc.                               441,900     1.2
           Finance                11,000  Fannie Mae                                                        814,000     2.2
                                   7,300  Freddie Mac                                                       436,613     1.2
                                   4,500  Golden West Financial Corporation                                 350,055     0.9
                                  23,000  Sovereign Bancorp, Inc.                                           375,360     1.0
                                  15,671  Washington Mutual, Inc.                                           639,063     1.7
                                                                                                       ------------  ------
                                                                                                          3,056,991     8.2

           Tobacco                 8,000  Altria Group, Inc.                                                330,400     0.9

           Wireless               20,000  ++AT&T Wireless Services Inc.                                     155,400     0.4
           Telecommunication
           Services

                                          Total Common Stocks in the United States                       35,534,687    95.5


                                          Total Common Stocks (Cost--$32,383,279)                        35,901,187    96.5



                                                        Short-Term Securities
                              $  775,461  Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (a)       775,461     2.1
                              $    4,420  Merrill Lynch Liquidity Series, LLC Money Market Series (a)(b)      4,420     0.0
                                   2,380  Merrill Lynch Premier Institutional Fund (a)(b)                     2,380     0.0

                                          Total Short-Term Securities (Cost--$782,261)                      782,261     2.1


           Total Investments (Cost--$33,165,540)                                                         36,683,448    98.6
           Other Assets Less Liabilities                                                                    505,514     1.4
                                                                                                       ------------  ------
           Net Assets                                                                                  $ 37,188,962  100.0%
                                                                                                       ============  ======

*For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
++Non-income producing security.
(a)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) are as follows:


                                                          Dividend/
                                                Net        Interest
Affiliate                                     Activity       Income

Merrill Lynch Liquidity Series, LLC
Cash Sweep Series I                           $775,461      $10,905
Merrill Lynch Liquidity Series, LLC
Money Market Series                           $  4,420           22
Merrill Lynch Premier Institutional Fund         2,380           21


(b)Security was purchased with cash proceeds from securities loans.

See Notes to Financial Statements.



Merrill Lynch Disciplined Equity Fund, Inc., May 31, 2003


STATEMENT OF ASSETS AND LIABILITIES

                  As of May 31, 2003
Assets:           Investments, at value (including securities loaned of $6,600)
                  (identified cost--$33,165,540)                                                               $ 36,683,448
                  Cash                                                                                              218,482
                  Receivables:
                     Securities sold                                                          $    686,815
                     Dividends                                                                      57,457
                     Capital shares sold                                                            17,270
                     Interest                                                                        1,667          763,209
                                                                                              ------------
                  Prepaid registration fees                                                                          87,988
                                                                                                               ------------
                  Total assets                                                                                   37,753,127
                                                                                                               ------------

Liabilities:      Collateral on securities loaned, at value                                                           6,800
                  Payables:
                     Securities purchased                                                          271,812
                     Capital shares redeemed                                                       209,731
                     Distributor                                                                    24,434
                     Investment adviser                                                             14,867
                     Other affiliates                                                               14,060          534,904
                                                                                              ------------
                  Accrued expenses                                                                                   22,461
                                                                                                               ------------
                  Total liabilities                                                                                 564,165
                                                                                                               ------------

Net Assets:       Net assets                                                                                   $ 37,188,962
                                                                                                               ============

Net Assets        Class A Shares of Common Stock, $.10 par value, 100,000,000 shares
Consist of:       authorized                                                                                   $     59,882
                  Class B Shares of Common Stock, $.10 par value, 100,000,000 shares
                  authorized                                                                                        293,033
                  Class C Shares of Common Stock, $.10 par value, 100,000,000 shares
                  authorized                                                                                         80,695
                  Class I Shares of Common Stock, $.10 par value, 100,000,000 shares
                  authorized                                                                                         37,927
                  Paid-in capital in excess of par                                                               48,229,869
                  Accumulated realized capital losses on investments--net                     (15,030,352)
                  Unrealized appreciation on investments--net                                    3,517,908
                                                                                              ------------
                  Total accumulated losses--net                                                                (11,512,444)
                                                                                                               ------------
                  Net assets                                                                                   $ 37,188,962
                                                                                                               ============

Net Asset         Class A--Based on net assets of $4,836,484 and 598,820 shares outstanding                    $       8.08
Value:                                                                                                         ============
                  Class B--Based on net assets of $22,942,815 and 2,930,331 shares outstanding                 $       7.83
                                                                                                               ============
                  Class C--Based on net assets of $6,315,516 and 806,954 shares outstanding                    $       7.83
                                                                                                               ============
                  Class I--Based on net assets of $3,094,147 and 379,265 shares outstanding                    $       8.16
                                                                                                               ============


See Notes to Financial Statements.



STATEMENT OF OPERATIONS

                  For the Year Ended May 31, 2003
Investment        Dividends (net of $1,234 foreign withholding tax)                                            $    499,289
Income:           Interest                                                                                           22,519
                  Securities lending--net                                                                                43
                                                                                                               ------------
                  Total income                                                                                      521,851
                                                                                                               ------------

Expenses:         Investment advisory fees                                                    $    247,659
                  Account maintenance and distribution fees--Class B                               246,765
                  Professional fees                                                                 81,811
                  Accounting services                                                               62,801
                  Account maintenance and distribution fees--Class C                                58,412
                  Transfer agent fees--Class B                                                      57,949
                  Registration fees                                                                 56,968
                  Directors' fees and expenses                                                      44,018
                  Printing and shareholder reports                                                  38,238
                  Transfer agent fees--Class C                                                      14,461
                  Account maintenance fees--Class A                                                 11,155
                  Transfer agent fees--Class A                                                       9,069
                  Custodian fees                                                                     7,763
                  Transfer agent fees--Class I                                                       6,344
                  Pricing fees                                                                         738
                  Other                                                                             17,226
                                                                                              ------------
                  Total expenses before reimbursement                                              961,377
                  Reimbursement of expenses                                                        (3,314)
                                                                                              ------------
                  Total expenses after reimbursement                                                                958,063
                                                                                                               ------------
                  Investment loss--net                                                                            (436,212)
                                                                                                               ------------

Realized &        Realized loss on investments--net                                                             (10,144,892)
Unrealized        Change in unrealized appreciation on investments--net                                           3,110,518
Gain (Loss) on                                                                                                 ------------
Investments--Net: Total realized and unrealized loss on investments--net                                        (7,034,374)
                                                                                                               ------------
                  Net Decrease in Net Assets Resulting from Operations                                         $(7,470,586)
                                                                                                               ============

See Notes to Financial Statements.



Merrill Lynch Disciplined Equity Fund, Inc., May 31, 2003


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                      For the Year
                                                                                                     Ended May 31,
                  Increase (Decrease) in Net Assets:                                               2003             2002
Operations:       Investment loss--net                                                        $  (436,212)     $  (629,736)
                  Realized loss on investments and foreign currency transactions--net         (10,144,892)      (3,861,876)
                  Change in unrealized appreciation on investments--net                          3,110,518      (4,441,784)
                                                                                              ------------     ------------
                  Net decrease in net assets resulting from operations                         (7,470,586)      (8,933,396)
                                                                                              ------------     ------------

Distributions to  Realized gain on investments--net:
Shareholders:        Class A                                                                            --        (294,391)
                     Class B                                                                            --      (1,733,160)
                     Class C                                                                            --        (351,204)
                     Class I                                                                            --        (216,081)
                                                                                              ------------     ------------
                  Net decrease in net assets resulting from distributions to shareholders               --      (2,594,836)
                                                                                              ------------     ------------

Capital Share     Net decrease in net assets derived from capital share transactions           (9,487,804)     (12,740,134)
Transactions:                                                                                 ------------     ------------

Net Assets:       Total decrease in net assets                                                (16,958,390)     (24,268,366)
                  Beginning of year                                                             54,147,352       78,415,718
                                                                                              ------------     ------------
                  End of year*                                                                $ 37,188,962     $ 54,147,352
                                                                                              ============     ============

                  *Accumulated investment loss--net                                                     --     $      (192)
                                                                                              ============     ============

See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS
                                                                                             Class A+++++

The following per share data and ratios have been derived from                                               For the Period
information provided in the financial statements.                                                           June 25, 1999++
                                                                          For the Year Ended May 31,           to May 31,
Increase (Decrease) in Net Asset Value:                                      2003         2002         2001       2000
Per Share         Net asset value, beginning of period                    $     9.28   $    10.88   $    10.56   $    10.00
Operating                                                                 ----------   ----------   ----------   ----------
Performance:      Investment loss--net                                       (.04)**      (.04)**      (.04)**        (.06)
                  Realized and unrealized gain (loss) on investments
                  and foreign currency transactions--net                      (1.16)       (1.19)          .36          .62
                                                                          ----------   ----------   ----------   ----------
                  Total from investment operations                            (1.20)       (1.23)          .32          .56
                                                                          ----------   ----------   ----------   ----------
                  Less distributions from realized gain on
                  investments--net                                                --        (.37)           --           --
                                                                          ----------   ----------   ----------   ----------
                  Net asset value, end of period                          $     8.08   $     9.28   $    10.88   $    10.56
                                                                          ==========   ==========   ==========   ==========

Total Investment  Based on net asset value per share                        (12.93%)     (11.54%)        3.03%     5.60%+++
Return:***                                                                ==========   ==========   ==========   ==========

Ratios to         Expenses, net of reimbursement                               1.91%        1.54%        1.46%       1.59%*
Average                                                                   ==========   ==========   ==========   ==========
Net Assets:       Expenses                                                     1.92%        1.54%        1.46%       1.59%*
                                                                          ==========   ==========   ==========   ==========
                  Investment loss--net                                        (.53%)       (.37%)       (.42%)      (.58%)*
                                                                          ==========   ==========   ==========   ==========

Supplemental      Net assets, end of period (in thousands)                $    4,836   $    5,790   $    9,254   $   10,381
Data:                                                                     ==========   ==========   ==========   ==========
                  Portfolio turnover                                         108.29%      139.17%      197.33%      113.76%
                                                                          ==========   ==========   ==========   ==========

*Annualized.
**Based on average shares outstanding.
***Total investment returns exclude the effects of sales charges.
++Commencement of operations.
+++Aggregate total investment return.
+++++Effective April 14, 2003, Class D Shares were redesignated
Class A Shares.

See Notes to Financial Statements.



Merrill Lynch Disciplined Equity Fund, Inc., May 31, 2003


FINANCIAL HIGHLIGHTS (concluded)
                                                                                               Class B

The following per share data and ratios have been derived from                                               For the Period
information provided in the financial statements.                                                           June 25, 1999++
                                                                          For the Year Ended May 31,           to May 31,
Increase (Decrease) in Net Asset Value:                                      2003         2002         2001       2000
Per Share         Net asset value, beginning of period                    $     9.06   $    10.72   $    10.49   $    10.00
Operating                                                                 ----------   ----------   ----------   ----------
Performance:      Investment loss--net                                       (.10)**      (.11)**      (.13)**        (.14)
                  Realized and unrealized gain (loss) on investments
                  and foreign currency transactions--net                      (1.13)       (1.18)          .36          .63
                                                                          ----------   ----------   ----------   ----------
                  Total from investment operations                            (1.23)       (1.29)          .23          .49
                                                                          ----------   ----------   ----------   ----------
                  Less distributions from realized gain on
                  investments--net                                                --        (.37)           --           --
                                                                          ----------   ----------   ----------   ----------
                  Net asset value, end of period                          $     7.83   $     9.06   $    10.72   $    10.49
                                                                          ==========   ==========   ==========   ==========

Total Investment  Based on net asset value per share                        (13.58%)     (12.30%)        2.19%     4.90%+++
Return:***                                                                ==========   ==========   ==========   ==========

Ratios to         Expenses, net of reimbursement                               2.69%        2.32%        2.23%       2.36%*
Average                                                                   ==========   ==========   ==========   ==========
Net Assets:       Expenses                                                     2.70%        2.32%        2.23%       2.36%*
                                                                          ==========   ==========   ==========   ==========
                  Investment loss--net                                       (1.32%)      (1.15%)      (1.18%)     (1.36%)*
                                                                          ==========   ==========   ==========   ==========

Supplemental      Net assets, end of period (in thousands)                $   22,943   $   36,190   $   52,373   $   56,455
Data:                                                                     ==========   ==========   ==========   ==========
                  Portfolio turnover                                         108.29%      139.17%      197.33%      113.76%
                                                                          ==========   ==========   ==========   ==========



                                                                                               Class C

The following per share data and ratios have been derived from                                               For the Period
information provided in the financial statements.                                                           June 25, 1999++
                                                                          For the Year Ended May 31,           to May 31,
Increase (Decrease) in Net Asset Value:                                      2003         2002         2001       2000
Per Share         Net asset value, beginning of period                    $     9.06   $    10.72   $    10.48   $    10.00
Operating                                                                 ----------   ----------   ----------   ----------
Performance:      Investment loss--net                                       (.10)**      (.11)**      (.13)**        (.15)
                  Realized and unrealized gain (loss) on investments
                  and foreign currency transactions--net                      (1.13)       (1.18)          .37          .63
                                                                          ----------   ----------   ----------   ----------
                  Total from investment operations                            (1.23)       (1.29)          .24          .48
                                                                          ----------   ----------   ----------   ----------
                  Less distributions from realized gain on
                  investments--net                                                --        (.37)           --           --
                                                                          ----------   ----------   ----------   ----------
                  Net asset value, end of period                          $     7.83   $     9.06   $    10.72   $    10.48
                                                                          ==========   ==========   ==========   ==========

Total Investment  Based on net asset value per share                        (13.58%)     (12.29%)        2.29%     4.80%+++
Return:***                                                                ==========   ==========   ==========   ==========

Ratios to         Expenses, net of reimbursement                               2.70%        2.33%        2.24%       2.37%*
Average                                                                   ==========   ==========   ==========   ==========
Net Assets:       Expenses                                                     2.71%        2.33%        2.24%       2.37%*
                                                                          ==========   ==========   ==========   ==========
                  Investment loss--net                                       (1.32%)      (1.16%)      (1.19%)     (1.36%)*
                                                                          ==========   ==========   ==========   ==========

Supplemental      Net assets, end of period (in thousands)                $    6,316   $    7,665   $   10,353   $   11,488
Data:                                                                     ==========   ==========   ==========   ==========
                  Portfolio turnover                                         108.29%      139.17%      197.33%      113.76%
                                                                          ==========   ==========   ==========   ==========




                                                                                             Class I+++++

The following per share data and ratios have been derived from                                               For the Period
information provided in the financial statements.                                                           June 25, 1999++
                                                                          For the Year Ended May 31,           to May 31,
Increase (Decrease) in Net Asset Value:                                      2003         2002         2001       2000
Per Share         Net asset value, beginning of period                    $     9.35   $    10.94   $    10.59   $    10.00
Operating                                                                 ----------   ----------   ----------   ----------
Performance:      Investment loss--net                                       (.02)**      (.01)**      (.02)**        (.03)
                  Realized and unrealized gain (loss) on investments
                  and foreign currency transactions--net                      (1.17)       (1.21)          .37          .62
                                                                          ----------   ----------   ----------   ----------
                  Total from investment operations                            (1.19)       (1.22)          .35          .59
                                                                          ----------   ----------   ----------   ----------
                  Less distributions from realized gain on
                  investments--net                                                --        (.37)           --           --
                                                                          ----------   ----------   ----------   ----------
                  Net asset value, end of period                          $     8.16   $     9.35   $    10.94   $    10.59
                                                                          ==========   ==========   ==========   ==========

Total Investment  Based on net asset value per share                        (12.73%)     (11.38%)        3.31%     5.90%+++
Return:***                                                                ==========   ==========   ==========   ==========

Ratios to         Expenses, net of reimbursement                               1.66%        1.29%        1.22%       1.34%*
Average                                                                   ==========   ==========   ==========   ==========
Net Assets:       Expenses                                                     1.67%        1.29%        1.22%       1.34%*
                                                                          ==========   ==========   ==========   ==========
                  Investment loss--net                                        (.29%)       (.12%)       (.16%)      (.31%)*
                                                                          ==========   ==========   ==========   ==========

Supplemental      Net assets, end of period (in thousands)                $    3,094   $    4,502   $    6,436   $    6,420
Data:                                                                     ==========   ==========   ==========   ==========
                  Portfolio turnover                                         108.29%      139.17%      197.33%      113.76%
                                                                          ==========   ==========   ==========   ==========

*Annualized.
**Based on average shares outstanding.
***Total investment returns exclude the effects of sales charges.
++Commencement of operations.
+++Aggregate total investment return.
+++++Effective April 14, 2003, Class A Shares were redesignated
Class I Shares.

See Notes to Financial Statements.



Merrill Lynch Disciplined Equity Fund, Inc., May 31, 2003


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Disciplined Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges or NASDAQ National are valued at the last sale price or official closing price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the market on which such securities trade) and the close of business on the NYSE. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Fund's Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Board of Directors of the Fund.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account. The Fund is required to repay the counterparty any dividends or interest received on the security sold short.

(i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(j) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $436,404 has been reclassified between paid-in capital in excess of par and accumulated net investment loss. This reclassification has no effect on net assets or net asset value per share.



Merrill Lynch Disciplined Equity Fund, Inc., May 31, 2003


NOTES TO FINANCIAL STATEMENTS (continued)


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. As compensation for its services to the Fund, MLIM receives monthly compensation at the annual rate of .65% of the average daily net assets of the Fund. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services. Effective May 14, 2003, MLIM has entered into a contractual arrangement with the Fund under which the expenses incurred by each class of shares of the Fund (excluding investment advisory, distribution and/or account maintenance fees) will not exceed .75%. This arrangement expires May 31, 2004 and is renewable. For the year ended May 31, 2003, MLIM reimbursed the Fund the amount of $3,314.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:



                               Account        Distribution
                           Maintenance Fee        Fee

Class A                          .25%               --
Class B                          .25%             .75%
Class C                          .25%             .75%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended May 31, 2003, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A Shares as follows:

                                 FAMD        MLPF&S

Class A                          $701        $13,477


For the year ended May 31, 2003, MLPF&S received contingent deferred sales charges of $89,510 and $1,270 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

In addition, MLPF&S received $39,150 in commissions on the execution of portfolio security transactions for the Fund for the year ended May 31, 2003.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended May 31, 2003, the Fund reimbursed MLIM $1,385 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2003 were $40,396,471 and $50,306,938, respectively.

Net realized losses for the year ended May 31, 2003 and net unrealized gains as of May 31, 2003 were as follows:


                                       Realized         Unrealized
                                        Losses            Gains

Long-term investments              $(10,085,437)      $   3,517,908
Short sales                             (59,455)                 --
                                   -------------      -------------
Total                              $(10,144,892)      $   3,517,908
                                   =============      =============



As of May 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $3,042,349, of which $4,111,611 related to appreciated securities and $1,069,262 related to depreciated securities. At May 31, 2003, the aggregate cost of investments for Federal income tax purposes was $33,641,099.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions were $9,487,804 and $12,740,134 for the years ended May 31, 2003 and May 31, 2002, respectively.

Transactions in shares for each class were as follows:


Class A Shares for the Year                               Dollar
Ended May 31, 2003++                     Shares           Amount

Shares sold                              196,659      $   1,487,635
Automatic conversion of shares            22,731            175,893
                                   -------------      -------------
Total issued                             219,390          1,663,528
Shares redeemed                        (244,788)        (1,902,627)
                                   -------------      -------------
Net decrease                            (25,398)      $   (239,099)
                                   =============      =============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Class A Shares for the Year                               Dollar
Ended May 31, 2002++                     Shares           Amount

Shares sold                               56,951      $     555,191
Automatic conversion of shares            43,353            418,185
Shares issued to shareholders in
reinvestment of distributions             25,157            250,056
                                   -------------      -------------
Total issued                             125,461          1,223,432
Shares redeemed                        (351,435)        (3,427,925)
                                   -------------      -------------
Net decrease                           (225,974)      $ (2,204,493)
                                   =============      =============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Class B Shares for the Year                               Dollar
Ended May 31, 2003                       Shares           Amount

Shares sold                              352,607      $   2,589,567
Shares redeemed                      (1,392,285)       (10,442,545)
Automatic conversion of shares          (23,350)          (175,893)
                                   -------------      -------------
Net decrease                         (1,063,028)      $ (8,028,871)
                                   =============      =============



Class B Shares for the Year                               Dollar
Ended May 31, 2002                       Shares           Amount

Shares sold                              334,201      $   3,186,162
Shares issued to shareholders in
reinvestment of distributions            151,464          1,481,320
                                   -------------      -------------
Total issued                             485,665          4,667,482
Shares redeemed                      (1,332,010)       (12,648,117)
Automatic conversion of shares          (44,231)          (418,185)
                                   -------------      -------------
Net decrease                           (890,576)      $ (8,398,820)
                                   =============      =============



Class C Shares for the Year                               Dollar
Ended May 31, 2003                       Shares           Amount

Shares sold                              287,554      $   2,138,009
Shares redeemed                        (326,661)        (2,484,823)
                                   -------------      -------------
Net decrease                            (39,107)      $   (346,814)
                                   =============      =============



Class C Shares for the Year                               Dollar
Ended May 31, 2002                       Shares           Amount

Shares sold                              175,191      $   1,683,691
Shares issued to shareholders in
reinvestment of distributions             31,067            303,527
                                   -------------      -------------
Total issued                             206,258          1,987,218
Shares redeemed                        (325,746)        (3,095,753)
                                   -------------      -------------
Net decrease                           (119,488)      $ (1,108,535)
                                   =============      =============



Class I Shares for the Year                               Dollar
Ended May 31, 2003++                     Shares           Amount

Shares sold                              169,175      $   1,303,511
Shares redeemed                        (271,593)        (2,176,531)
                                   -------------      -------------
Net decrease                           (102,418)      $   (873,020)
                                   =============      =============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



Class I Shares for the Year                               Dollar
Ended May 31, 2002++                     Shares           Amount

Shares sold                              136,440      $   1,329,562
Shares issued to shareholders in
reinvestment of distributions             19,929            199,290
                                   -------------      -------------
Total issued                             156,369          1,528,852
Shares redeemed                        (263,071)        (2,557,138)
                                   -------------      -------------
Net decrease                           (106,702)      $ (1,028,286)
                                   =============      =============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



Merrill Lynch Disciplined Equity Fund, Inc., May 31, 2003


NOTES TO FINANCIAL STATEMENTS (concluded)


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the commitment was reduced from $1,000,000,000 to $500,000,000. The
Fund did not borrow under the credit agreement during the year ended May 31, 2003.


6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended May 31, 2003 and May 31, 2002 was as follows:



                                      5/31/2003         5/31/2002
Distributions paid from:
  Ordinary income                  $          --      $          --
  Net long-term capital gains                 --          2,594,836
                                   -------------      -------------
Total taxable distributions        $          --      $   2,594,836
                                   =============      =============




As of May 31, 2003, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                    $          --
Undistributed long-term capital gains--net                       --
                                                      -------------
Total undistributed earnings--net                                --
Capital loss carryforward                             (12,082,199)*
Unrealized gains--net                                     569,755**
                                                      -------------
Total accumulated losses--net                         $(11,512,444)
                                                      =============

*On May 31, 2003, the Fund had a net capital loss carryforward of $12,082,199, of which $2,732,845 expires in 2010 and $9,349,354 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the deferral of post-October capital losses for tax purposes.




INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors of Merrill Lynch Disciplined Equity Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Disciplined Equity Fund, Inc. as of May 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the respective periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Disciplined Equity Fund, Inc. as of May 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the respective periods then ended, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Princeton, New Jersey
July 8, 2003



Merrill Lynch Disciplined Equity Fund, Inc., May 31, 2003


OFFICERS AND DIRECTORS

                                                                                              Number of     Other Public
                                                                                            Portfolios in     Director-
                     Position(s)    Length                                                   Fund Complex      ships
                         Held      of Time                                                   Overseen by      Held by
Name, Address & Age   with Fund     Served    Principal Occupation(s) During Past 5 Years      Director       Director
Interested Director

Terry K. Glenn*       President    1999 to    President and Chairman of Merrill Lynch         114 Funds     None
P.O.Box 9011          and          present    Investment Managers, L.P. ("MLIM")/Fund       159 Portfolios
Princeton,            Director                Asset Management, L.P. ("FAM")--Advised
NJ 08543-9011                                 Funds since 1999; Chairman (Americas
Age: 62                                       Region) of MLIM from 2000 to 2002;
                                              Executive Vice President of MLIM and
                                              FAM (which terms as used herein include
                                              their corporate predecessors) from 1983
                                              to 2002; President of FAM Distributors,
                                              Inc. ("FAMD") from 1986 to 2002 and
                                              Director thereof from 1991 to 2002;
                                              Executive Vice President and Director
                                              of Princeton Services, Inc. ("Princeton
                                              Services") from 1993 to 2002; President
                                              of Princeton Administrators, L.P. from
                                              1989 to 2002; Director of Financial Data
                                              Services, Inc. from 1985 to 2002.

*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services and
Princeton Administrators, L.P.  The Director's term is unlimited.
Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



Independent Directors*

Donald W. Burton      Director     2002 to    Manager of The Burton Partnership, Limited       21 Funds     ITC Delta-
P.O. Box 9095                      present    Partnership since 1979; Managing General      35 Portfolios   Com, Inc.;
Princeton,                                    Partner of the South Atlantic Venture Funds,                  ITC Holding
NJ 08543-9095                                 Limited Partnerships and Chairman of South                    Company,
Age: 59                                       Atlantic Private Equity Fund IV, Limited                      Inc.;
                                              Partnership since 1983; Member of the                         Knology,
                                              Investment Advisory Council of the Florida                    Inc.; Main-
                                              State Board of Administration since 2001.                     Bancorp,
                                                                                                            N.A.; Pri-
                                                                                                            Care, Inc.;
                                                                                                            Symbion,
                                                                                                            Inc.


M. Colyer Crum        Director     1999 to    James R. Williston Professor of Investment       21 Funds     Cambridge
P.O. Box 9095                      present    Management Emeritus; Harvard Business         35 Portfolios   Bancorp
Princeton,                                    School since 1996; Chairman and Director,
NJ 08543-9095                                 Phaeton International, Ltd. from 1985 to
Age: 70                                       present; Director, Cambridge Bancorp since
                                              1969.


Laurie Simon Hodrick  Director     1999 to    Professor of Finance and Economics, Graduate     21 Funds     None
P.O. Box 9095                      present    School of Business, Columbia University       35 Portfolios
Princeton,                                    since 1998; Associate Professor of Finance
NJ 08543-9095                                 and Economics, Graduate School of Business,
Age: 40                                       Columbia University from 1996 to 1998.


Fred G. Weiss         Director     1999 to    Managing Director of FGW Associates since        21 Funds     Watson
P.O. Box 9095                      present    1997; Vice President, Planning, Investment    35 Portfolios   Pharmaceu-
Princeton,                                    and Development of Warner Lambert Co.                         ticals, Inc.
NJ 08543-9095                                 from 1979 to 1997; Director, BTG
Age: 61                                       International, PLC since 2001; Director,
                                              Watson Pharmaceuticals, Inc. since 2000.


*The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.




                     Position(s)    Length
                         Held      of Time
Name, Address & Age   with Fund     Served    Principal Occupation(s) During Past 5 Years
Fund Officers*

Donald C. Burke       Vice         1999 to    First Vice President of MLIM and FAM since 1997 and Treasurer thereof
P.O. Box 9011         President    present    since 1999; Senior Vice President and Treasurer of Princeton Services
Princeton,            and                     since 1999; Vice President of FAMD since 1999; Director of MLIM Taxation
NJ 08543-9011         Treasurer               since 1990.
Age: 42


Robert C. Doll, Jr.   Senior       1999 to    President of MLIM and member of the Executive Management Committee
P.O. Box 9011         Vice         present    of ML & Co., Inc. since 2001. Global Chief Investment Officer and Senior
Princeton,            President               Portfolio Manager of MLIM since 1999. Chief Investment Officer of Equities
NJ 08543-9011                                 at Oppenheimer Funds, Inc. from 1990 to 1999 and Chief Investment Officer
Age: 48                                       thereof from 1998 to 1999. Executive Vice President of Oppenheimer Funds,
                                              Inc. from 1991 to 1999.


Andrea Mitroff        Vice         2002 to    Director (Equities) of MLIM since 2000; Vice President of MLIM from
P.O. Box 9011         President    present    1999 to 2000.
Princeton,
NJ 08543-9011
Age: 38


Phillip S. Gillespie  Acting       2003 to    First Vice President of MLIM since 2001; Director (Legal Advisory) of MLIM
P.O. Box 9011         Secretary    present    from 2000 to 2001; Vice President of MLIM from 1999 to 2000 and Attorney
Princeton,                                    associated with MLIM since 1998; Assistant General Counsel of Chancellor
NJ 08543-9011                                 LGT Asset Management, Inc. from 1997 to 1998.
Age: 39


*Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
J.P. Morgan Chase Bank
Global Securities Services
4 Chase Metrotech Center, 18th Floor
Brooklyn, NY 11245


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15, 2003)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15,
2003)

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state. N/A

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Disciplined Equity Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Disciplined Equity Fund, Inc.


Date: July 23, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Disciplined Equity Fund, Inc.


Date: July 23, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Disciplined Equity Fund, Inc.


Date: July 23, 2003



Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.